SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT made as of March 1, 1999 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the "Corporation") and FRANK B. LOWE
("Executive").

	W I T N E S S E T H:

WHEREAS, the Corporation and Executive are parties
to an Employment Agreement made as of January 1, 1996 and a Supplemental Agreement made as of March 1, 1998 (hereinafter collectively referred to as the "Employment Agreement"); and WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;
NOW, THEREFORE, in consideration of the mutual
promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:
1.	Section 3.01 of the Employment Agreement is
hereby amended, effective March 1, 1999, so as to delete "$850,000" and to substitute therefor "$870,000".
2.	Except as hereinabove amended, the Employment
Agreement shall continue in full force and effect.
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3.	This Supplemental Agreement shall be governed
by the laws of the State of New York, applicable to contracts made and fully to be performed therein.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.


By:  C. KENT KROEBER
								C. KENT KROEBER


		FRANK B. LOWE
		FRANK B. LOWE

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